Exhibit 99.1

Fidelity D & D Bancorp, Inc.

Annual Shareholders' Meeting

May 3, 2011

County Unemployment Rates

January 2011


Erie
Warren
McKean
Potter
Tioga
Bradford
Susquehanna
Wayne
Crawford
Forest
Elk
Cameron
Wyoming
Lackawanna
Sullivan
Mercer
Venango
Clarion
Jefferson
Clinton
Lycoming
Pike
Luzerne
Lawrence
Butler
Clearfield
Centre
Union
Montour
Columbia
Monroe
Sussex
Passaic
Bergen
Beaver
Armstrong
Indiana
Northumberland
Carbon
Warren
Morris
Essex
Hudson
Snyder
Schuylkill
Northampton
Union
Mifflin
Lehigh
Hunterdon
Allegheny
Cambria
Blair
Juniata
Dauphin
Somerset
Perry
Berks
Middlesex
Westmoreland
Lebanon
Bucks
Huntingdon
Mercer
Monmouth
Washington
Montgomery
Cumberland
Lancaster
Philadelphia
Fayette
Somerset
Bedford
Franklin
Chester
Delaware
Ocean
Greene
Fulton
Adams
York
Camden
Burlington
Gloucester
New Castle
Salem
Atlantic
Cumberland
Cape May
Kent
Sussex

- Less than 7.5%
- 7.5% - 9.0%
- 9.0% - 11.0%
- Greater than 11.0%

Fidelity's Community Commitment

- $246,000 direct support of educational improvement to schools in this community
- $162 million was lent to businesses, families and individuals doing business and living here in this community
- 90% of the deposits that the Bank gathers is lent directly into this community
- Employees continue to donate a portion of their work and personal time serving non-profits

Regulatory Capital Adequacy Ratios

	December 31, 2010	Well Capitalized
Total - Risk Based Capital	11.9%	10.0%
Tier I - Risk Based Capital	10.6%	6.0%
Leverage	8.2%	5.0%

Low Cost Deposits


Low Cost Deposits
400,000
300,000
200,000
100,000
-
($000)
259,631
310,744
338,797
2008
2009
2010
Deposits

Fidelity D & D Bancorp, Inc.



Net Interest Margin
4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
3.31%
3.34%
3.60%
3.71%
3.89%
2006
2007
2008
2009
2010
Years
UBPR Peer Group

nation Market Share Summary - Windows Internet Explorer

teractivex/MortgageMarketshareDetail.aspx?ID=42069&Number=10&MortgageRank=3&Year=2009&Market=1&Refreshed=1&View=0

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Mortgage Origination Market Share Summary

View: Operating Company Companies: 10 Rank: Funded Loan Amount

Market Share | Loan Summary

Lackawanna, PA

2009 Rank	2008 Rank	Company	Type	2009 Funded Loans ($000)	2009 Funded Loans (actual)	2009 Market Share (%)	2008 Funded Loans ($000)	2008 Funded Loans (actual)	2008 Market Share (%)
1	1	Fidelity Deposit & Discount Bk (PA)	Comm'l Bank	94,080	616	11.54	38,007	343	6.19
2	3	Wells Fargo Bank NA (SD)	Comm'l Bank	66,032	433	8.10	34,544	224	5.63
3	8	Community Bank & Trust Company (PA)	Comm'l Bank	47,441	388	5.82	22,110	222	3.60
4	7	Penn Security B&TC (PA)	Comm'l Bank	45,440	371	5.58	23,864	216	3.89
5	5	First National Community Bank (PA)	Comm'l Bank	45,087	332	5.53	27,989	246	4.56
6	15	Community Bank NA (NY)	Comm'l Bank	40,132	363	4.92	16,306	245	2.66
7	24	Mortgage Network Inc. (MA)	Mortgage Bank	35,029	258	4.30	8,163	64	1.33
8	10	PNC Mortgage LLC (MN)	Mortgage Bank	33,976	220	4.17	18,565	139	3.02
9	19	Bank of America NA (NC)	Comm'l Bank	31,013	228	3.81	9,308	78	1.52
10	13	NBT Bank NA (NY)	Comm'l Bank	27,572	238	3.38	17,645	203	2.87
		Total For Institutions In Market		**814,914**	**6,175**		**613,807**	**5,098**	

Originally sourced to the Home Mortgage Disclosure Act data compiled annually by the Federal Financial Institutions Examination Council.

Voted #1 in Customer Service

2010 SAGE Awards

Presented by the Greater Scranton Chamber of Commerce

Fidelity BANK
DEPOSIT & DISCOUNT
Member FDIC

Fidelity D & D Bancorp, Inc.


Noninterest Expense
Dollars in Thousands
$20,000
$15,000
$10,000
$5,000
$-
$635
$1,177
$17,429
$645
$859
$16,536
2009
2010
Other Operating Expense
FDIC Premiums
Credit-related Costs

Fidelity D & D Bancorp, Inc.

Supplemental Financial Information
First Quarter 2011
and Fiscal Year 2010

Salvatore R. DeFrancesco, Jr., CPA
Treasurer and Chief Financial Officer
May 3, 2011

Forward-looking Statements

This presentation contains forward-looking statements that describe our future plans, strategies and expectations. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may." All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements. These risks and uncertainties include, among other things:

- *Continued weakness in economic and business conditions, nationally and in our market areas, which could increase credit-related losses and expenses and/or limit growth.*
- *Further declines in the market value of investment securities that are considered to be other-than-temporary, which would negatively impact our earnings and capital levels.*
- *Increases in defaults by borrowers and other delinquencies could result in increases in our provision for credit losses and related expenses.*
- *Changes in legislative or regulatory requirements applicable to us and our subsidiaries could increase costs, limit certain operations and adversely affect results of operations.*
- *Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses.*
- *Reduced wholesale funding capacity or higher borrowing costs which would reduce our liquidity and negatively impact earnings and net interest margin.*
- *Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly.*
- *Our inability to manage growth effectively, including the successful expansion of our customer support, administrative infrastructure and internal management systems, could adversely affect our results of operations and prospects.*
- *The inability to successfully execute our strategic growth initiatives, which could limit further revenue and earnings growth.*
- *Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers' businesses.*
- *The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment.*
- *Other risks and uncertainties described in this presentation and the other reports that Fidelity D & D Bancorp, Inc. files with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K.*

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this presentation. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Fidelity D & D Bancorp, Inc.

Income Statement Summary

Dollars in Thousands except per share information	Year-To-Date 2010	Year-To-Date 2009	Year-To-Date Variance
Net Interest Income	$ 20,753	$ 19,112	$ 1,641
Provision for Loan Loss	2,085	5,050	(2,965)
Net Interest Income after Loan Loss	18,668	14,062	4,606
Net Impairment (Loss)	(11,834)	(3,300)	(8,534)
Other Income	5,446	5,461	(15)
Total Other Operating Income	(6,388)	2,161	(8,549)
Salaries and Benefits	9,001	9,763	(762)
Credit-related Collection/Foreclosure Costs	645	635	10
FDIC Premiums	859	1,177	(318)
Other Operating Expense	7,535	7,666	(131)
Total Noninterest Expense	18,040	19,241	(1,201)
(Loss) Income before Taxes	(5,760)	(3,018)	(2,742)
Tax Provision (Benefit)	(2,556)	(1,618)	(938)
Net (Loss) Income	**$ (3,204)**	**$ (1,400)**	**$ (1,804)**
Earnings Per Share (Diluted)	**$ (1.50)**	**$ (0.67)**	**$ (0.83)**
Dividends Per Share	**$ 1.00**	**$ 1.00**	**$ -**

Fidelity D & D Bancorp, Inc.



Net Interest Margin
4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
3.31%
3.34%
3.60%
3.71%
3.89%
2006
2007
2008
2009
2010
Years
UBPR Peer Group

Fidelity D & D Bancorp, Inc.


Noninterest Expense
Dollars in Thousands
$20,000
$15,000
$10,000
$5,000
$-
$635
$1,177
$17,429
$645
$859
$16,536
2009
2010
Other Operating Expense
FDIC Premiums
Credit-related Costs

Fidelity D & D Bancorp, Inc.

Unaudited Income Statement Summary

Dollars in Thousands except per share information	Quarterly		Year-over-year
	1Q '11	1Q '10	Variance
Net Interest Income	$ 5,234	$ 5,159	$ 75
Provision for Loan Loss	475	575	(100)
Net Interest Income after Loan Loss	4,759	4,584	175
Net Impairment (Loss)	(75)	(79)	4
Other Income	1,413	1,225	188
Total Other Operating Income	1,338	1,146	192
Salaries and Benefits	2,225	2,371	(146)
Retirement and Severance	-	398	(398)
Credit-related Collection/Foreclosure Costs	40	153	(113)
FDIC Premiums	230	195	35
Other Operating Expense	1,995	1,988	7
Total Noninterest Expense	4,490	5,105	(615)
Income before Taxes	1,607	625	982
Tax Provision (Benefit)	380	69	311
Net Income	**$ 1,227**	**$ 556**	**$ 671**
Earnings Per Share (Diluted)	**$ 0.56**	**$ 0.26**	**$ 0.30**
Dividends Per Share	**$ 0.25**	**$ 0.25**	**$ -**

Fidelity D & D Bancorp, Inc.


Net Interest Margin
4.74%
3.99%
3.25%
3.99%
3.91%
3.92%
3.93%
3.79%
4.05%
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Quarter Ended
UBPR Peer Group

Fidelity D & D Bancorp, Inc.


Noninterest Expense
Dollars in Thousands
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$153
$195
$398
$4,359
$40
$230
$4,220
1Q '10
1Q '11
Other Operating Expense
Retirement & Severance Costs
FDIC Premiums
Credit-related Costs

Fidelity D & D Bancorp, Inc.

Condensed Balance Sheet

Dollars in Thousands * Unaudited	March 31, 2011*	December 31, 2010	1st Quarter Variance	March 31, 2010*
Assets				
Cash & cash equivalents	$ 47,443	$ 22,967	$ 24,476	$ 40,183
Securities	90,882	83,431	7,451	82,434
Loans and Leases	419,807	416,014	3,793	433,909
Allowance for Loan Loss	(8,224)	(7,898)	(326)	(7,752)
Net Loans	411,583	408,116	3,467	426,157
Premises & Equipment	14,422	14,764	(342)	15,245
Other Assets	31,967	32,395	(428)	30,921
TOTAL ASSETS	$ 596,297	$ 561,673	$ 34,624	$ 595,289
Liabilities & Equity				
Non-interest-bearing Demand Deposits	$ 113,283	$ 85,780	$ 27,503	$ 74,261
NOW, Savings, Money Markets	262,914	253,017	9,897	269,341
Time Deposits	137,003	143,651	(6,648)	142,955
Total Deposits	513,200	482,448	30,752	486,557
Short-term Borrowings	11,131	8,548	2,583	16,870
FHLB Advances	21,000	21,000	-	41,500
Other Liabilities	2,663	2,903	(240)	3,996
TOTAL LIABILITIES	547,994	514,899	33,095	548,923
Equity	48,303	46,774	1,529	46,366
TOTAL LIABILITIES & EQUITY	$ 596,297	$ 561,673	$ 34,624	$ 595,289

Fidelity D & D Bancorp, Inc.



Stable Funding Source
($000
600,000
500,000
400,000
300,000
200,000
100,000
-
587,413
575,719
556,017
561,673
596,297
425,708
433,312
458,994
482,448
513,200
102,365
90,130
48,533
29,548
32,131
2007
2008
2009
2010
March-11
Deposits
Borrowings
Assets

Fidelity D & D Bancorp, Inc.

Capital Adequacy Ratios

	March 31, 2011	December 31, 2010	March 31, 2010	Well Capitalized
Total - Risk Based Capital	12.0%	11.9%	11.5%	10.0%
Tier I - Risk Based Capital	10.8%	10.6%	10.2%	6.0%
Leverage	8.4%	8.2%	9.3%	5.0%

Fidelity Deposit & Discount Bank

Lending Activities

Introduction

I. Managing Loan Quality

II. Improved Loan Quality

III. Relationship Development

I. Managing Loan Quality

- 2010 focus
- Enhance the underwriting process
- Early identification of potential loan problems
- External loan review

I. Managing Loan Quality (cont...)

- Loan participations
- Utilization of government programs
- Emphasis on relationship building with Luzerne and Lackawanna County based businesses

II. Improved Loan Quality

- Loan charge-offs dropped by 18% from the previous year
- Provision for loan losses was 59% lower comparing 2010 to 2009
- 2010 saw non-accruals reduced by 22% compared to 2009

III. Relationship Development Residential Mortgages

- Activity

Year	# of loans	$ of loans
2009	563	$99.9 MM
2010	400	$69.6 MM

- Mortgage consultants
- Fidelity Bank leading residential mortgage originations
- Competitive residential mortgage products
- Online mortgage application process available 24/7

Relationship Development (cont...) Commercial Relationships

- Focus on relationships
- Activity

Year	# of loans	$ of loans
2009	250	$77.4 MM
2010	234	$58.8 MM

- Commercial loan products
- Utilization of government programs

Commercial Relationships (cont…)

Nationally recognized delivery system

Relationship Development (cont...) Consumer Loans

- Activity

Year	# of loans	$ of loans
2009	1270	$30 MM
2010	1342	$31 MM

- Products
- Centralized approval
- Our Customer Care Center and Online Banking provide the convenience of a applying for a consumer loan 24/7

Summary

We at Fidelity Bank will remain committed to increasing shareholder value, providing an environment conducive to employee opportunities, provide competitive products and services to our customers and remain fully supportive to the community that provides us the opportunity to thrive.